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                                                                EXHIBIT 10.23

                           ARTICLES OF INCORPORATION
                                       OF
                        NATIONAL ASSET MANAGEMENT, INC.



FIRST:         The name of this corporation is:

                        NATIONAL ASSET MANAGEMENT, INC.


SECOND:                   (a) The corporation is authorized to issue two
classes of shares, designated respectively "Common Stock" and "Preferred Stock." 1,000,000 shares of Common Stock may be issued. 100,000 shares of Preferred Stock may be issued.

                          (b) The board of directors may divide the Preferred
Stock into any number of series. The board shall fix the designation and number of shares of each such series. The board may determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of the Preferred Stock. The board of directors (within the limits and restrictions of any resolution adopted by it, originally fixing the number of shares of any series) may increase or decrease the number of shares of any such series after the issue of shares of that series, but not below the number of then outstanding shares of such series.

THIRD:           The street address of the corporation's initial registered office and the name of its initial registered agent at that office is National Securities Corporation, 1001 Fourth Avenue, Suite 2200, Seattle, Washington 98154.

FOURTH:          The name and address of the sole incorporator of the
corporation is Alexander H. Slivka, 1001 Fourth Avenue, Suite 2200, Seattle, Washington 98154.

FIFTH:           The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under Washington law.


IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this ___th day of June, 1994.



                                                   ____________________________
                                                   Alexander H. Slivka





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